Revolving Facility and Deferred Financing Costs	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about borrowings [abstract]
Revolving Facility and Deferred Financing Costs	Revolving Facility and Deferred Financing Costs
In September 2023, Sandstorm renewed its existing revolving credit agreement allowing the Company to borrow up to $625 million (the “Revolving Facility”) for a four year term, maturing in September 2027.
The Revolving Facility is for general corporate purposes, from a syndicate of banks including The Bank of Nova Scotia, Bank of Montreal, National Bank of Canada, Canadian Imperial Bank of Commerce, and Royal Bank of Canada (“the Syndicate”). The facility matures in September 2027, subject to an extension based on mutual consent of the parties.
The amounts drawn on the Revolving Facility are subject to interest at SOFR plus 1.875%–3.5% per annum, and the undrawn portion of the Revolving Facility is subject to a standby fee of 0.422%–0.788% per annum, both of which are dependent on the Company’s leverage ratio. The Revolving Facility maintains its sustainability-linked incentive pricing terms that allow Sandstorm to reduce the borrowing costs from the interest rates described earlier as the Company’s performance targets are met.
Sandstorm is required to maintain a leverage ratio of net debt divided by EBITDA (as defined in the Revolving Facility) of less than or equal to 4.00:1.00, and an interest coverage ratio of greater than or equal to 3.00:1.00 for each fiscal quarter.
The Revolving Facility is secured against the Company’s assets, including the Company’s Stream, royalty and other interests and investments. As of December 31, 2023, the Company was in compliance with the covenants and the balance of the Revolving Facility was $435 million.
Deferred financing costs are amortized on a straight-line basis over the term of the Revolving Facility. At December 31, 2023, deferred financing costs, net of accumulated amortization, was $4.3 million (December 31, 2022 — $3.9 million)